UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2005

VerticalBuyer, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

1175 Walt Whitman Road, Suite 100, Melville, New York 11747

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On January 31, 2005, the Board of Directors of VerticalBuyer, Inc. (the “Company”) approved a 40 to 1 consolidation of shares or reverse stock split of its common stock (the “Reverse Split”). The Board approved the Reverse Split in contemplation of a potential merger of the Company with Computer Software Innovations, Inc., a South Carolina corporation (“CSI”). CSI, on January 31, 2005, acquired ownership of approximately 77% of the Company’s common stock. Additional information concerning such purchase and a brief description of CSI is provided under Item 5.01, which is hereby incorporated into this Item 3.03 by this reference. Certain financial statements of CSI are filed as Exhibits 99.1 and 99.3 hereof.

In the Reverse Split, every 40 shares of the Company’s common stock issued and outstanding on the record date, February 10, 2005, will be converted and combined into one share of post-split shares, and the par value of all shares of common stock will be eliminated. The par value of the Company’s common stock is currently fixed at $0.001 per share. The Reverse Split will be effectuated pursuant to an Certificate of Amendment to the Company’s Certificate of Incorporation and shall be payable on February 11, 2005. No fractional shares will be issued, nor any cash paid in lieu thereof. Rather, all fractional shares will be rounded up to the next highest number of post-split shares and the same shall be issued to any beneficial holder of such pre-split shares which would have resulted in fractional shares. Accordingly, each beneficial holder of the Company’s common stock will receive at least one post-split share and no shareholders will be eliminated. Continental Stock Transfer & Trust Company, New York, New York, the Company’s transfer agent, will serve as exchange agent for the Reverse Split.

The Reverse Split has been approved by the shareholders of the Company, by CSI acting as majority shareholder pursuant to a written consent. A notice of such action taken by written consent will be forwarded shortly to all of the Company’s shareholders of record. The Company intends to file a Certificate of Amendment to the Certificate of Incorporation of the Company setting forth the above terms on or before February 10, 2005.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 31, 2005, the Board of Directors of the Company engaged Elliott Davis, LLC as the Company’s new independent registered public accounting firm to replace Sherb & Co., LLP for the fiscal year ended December 31, 2004. On such date, CSI acquired approximately 77% of the issued and outstanding shares of common stock of the Company. Elliott Davis is the existing public accountant of CSI. Accordingly, in the interest of economy and in order to avoid duplication, the Board of Directors of the Company voted to dismiss Sherb & Co., LLP and engage Elliott Davis, LLC as the Company’s new independent accountant.

The report of Sherb & Co., LLP on the consolidated financial statements of the Company for its fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Sherb & Co., LLP on the consolidated financial statements of the Company for its fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified to reflect the existence of certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with its audits for the two fiscal years ended December 31, 2003 and through the interim period through January 31, 2005, there have been no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb & Co., LLP would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such years.

During the two most recent fiscal years and through January 31, 2005 there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

The Company has provided Sherb & Co., LLP with a copy of the foregoing disclosures. The Company will provide the Commission a copy of the letter of Sherb & Co., LLP provided pursuant to Item 304(a)(3) within two business days of its receipt.

During the two most recent fiscal years and through January 31, 2005, the Company has not consulted with Elliott Davis, LLC regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

On January 31, 2005, CSI entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Maximum Ventures, Inc., a New York corporation (“Maximum”), pursuant to which CSI acquired 13,950,000 voting shares of the Company’s common stock from Maximum, representing an approximately 77% record and beneficial interest in the Company. The consideration for the shares was approximately $450,000 plus $20,000 paid for reimbursement of Maximum’s legal expenses. Of the total amount paid to Maximum by CSI, approximately $56,387.50 was applied against outstanding liabilities of the Company. The consideration was paid out of cash of CSI, and $50,000.00 was advanced by Barron Partners L.P., a Delaware limited partnership (“Barron”), as described below.

The purchase by CSI was made in contemplation of a merger, whereby CSI would merge into the Company and thereby gain a broader investor base and report to the Securities and Exchange Commission. The Company reports to the Commission under Section 15(d) of the Securities Exchange Act of 1934, as amended, and has existed as a shell corporation since discontinuing its fiber optic lighting sales and industry-specific internet news portal development operations in September 2001. CSI has indicated that such a merger is conditioned upon the raising of additional capital. The Company’s Board of Directors and shareholders have approved a reverse stock split to help facilitate a potential merger with CSI. The Reverse Split is described in Item 3.03, which is incorporated into this Item 5.01 by this reference.

As a condition to the consummation of the Stock Purchase Agreement, Mr. Abraham Mirman, as Chairman and sole Director of the Company, authorized an increase in the number of Board members to four and appointed three new directors selected by CSI, whereupon he resigned as President, CEO and Director of the Company and Mr. Chris Kern resigned as CFO. The three newly appointed Directors, who have had no previous association with either the Company or CSI are: Anthony Sobel, Chairman; Tom Butta; and Shaya Phillips. Subsequently, the following officers were appointed by the newly constituted Board: Nancy Hedrick, President & CEO; Beverly Hawkins, Secretary; Bill Buchanan, Treasurer; and Joe Black, Interim Chief Financial Officer. Ms. Hedrick, Ms. Hawkins and Messrs. Buchanan and Black are all officers of CSI. Information concerning all of the new directors and officers of the Company is presented under Item 5.02 below, which is incorporated into this Item 5.01 by this reference.

Pursuant to a letter agreement between the Company and Barron, CSI is prohibited from selling its ownership stake in the Company to anyone other than Barron, and Barron is obligated to repurchase such common stock of the Company from CSI if a merger between CSI and the Company is not consummated. Of the total consideration paid to acquire Maximum’s interest in the Company, $50,000.00 was paid to Maximum by Barron prior to the execution of the Stock Purchase Agreement between CSI and Maximum. The Company, CSI and Barron are currently in negotiations with respect to a potential investment by Barron.

Computer Software Innovations, Inc.

CSI, organized in 1989 and privately held, develops proprietary fund accounting software applications and provides network integration solutions for local government and education. CSI serves clients located in South Carolina, North Carolina and Georgia, consisting primarily of schools (K through 12 and higher education), municipalities, non-profit organizations and other local governments. CSI’s executive offices are located at 1661 East Main Street, Easley, South Carolina 29640. Certain financial statements of CSI are filed as Exhibits 99.1 and 99.3 hereof.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Following the change in control of the Company on January 31, 2005 reported in Item 5.01, there was a change in the Company’s Board of Directors and management. As a condition to the consummation of the Stock Purchase Agreement, Mr. Abraham Mirman, as Chairman and sole Director of the Company, authorized an increase in the number of Board members to four and appointed three new directors selected by CSI, whereupon he resigned as President, CEO and Director of the Company and Mr. Chris Kern resigned as CFO. The three newly appointed Directors, who have had no previous association with either the Company or CSI are: Anthony Sobel, Chairman; Tom Butta; and Shaya Phillips. Subsequently, the following officers were appointed by the newly constituted Board: Nancy Hedrick, President & CEO; Beverly Hawkins, Secretary; Bill Buchanan, Treasurer; and Joe Black, Interim Chief Financial Officer. Ms. Hedrick, Ms. Hawkins, and Messrs. Buchanan and Black are all officers of CSI.

Set forth below is the name of each officer and director of the Company, the principal positions and offices he or she holds with the Company, and a brief description of that person’s business experience during the past five (5) years:

NAME	AGE	TITLE
Anthony Sobel	49	Chairman, Director
Tom Butta	48	Director
Shaya Phillips	45	Director
Nancy Hedrick	54	President and CEO
Joe Black	65	Interim Chief Financial Officer
Beverly Hawkins	41	Secretary
Bill Buchanan	40	Treasurer

ANTHONY SOBEL. Director and Chairman. Since January of 1996, Mr Sobel has served as CEO of Montana Metal Products, a manufacturing concern. It is expected that Mr. Sobel will serve on the Board’s Audit and Compensation Committees.

TOM BUTTA. Director. Since November 2004, Mr. Butta has served as CEO of SuperStock, a company engaged in the business of stock imaging. Concurrently with his tenure at SuperStock, Mr. Butta has served as President of a21, Inc., a company engaged in the same type of business as SuperStock. Mr. Butta has also served as Vice-Chairman of the Board of Directors of a21, Inc. since February 2004. a21, Inc. is a reporting company under the Securities Exchange Act of 1934, as amended. From November 2001 to May 2003, Mr. Butta was employed by PTC as its Executive Vice President in charge of marketing. The company was in the business of producing PLM Software. Mr. Butta has also served as Chief Marketing Officer for two other software companies. From August 2000 to August 2001, he worked for CommerceQuest and from June 1999 to June 2000, he worked for Red Hat. It is expected that Mr. Butta will serve on the Board’s Audit and Compensation Committees.

SHAYA PHILLIPS. Director. From March 2002-present, Mr. Phillips has served as Assistant Vice President of IT at the Fashion Institute of Technology. Previously, Mr. Phillips was a consultant for CSSP, which was engaged in the business of network consulting. From January to November 2001, Mr. Phillips was COO/CTO of Global Broadband, a telecommunications company. From March 1998 to January 2001, Mr. Phillips was the Director of Enterprise Technology for St. Johns University. It is expected that Mr. Phillips will serve on the Board’s Audit and Compensation Committees.

NANCY HEDRICK. President and CEO. Ms. Hedrick has held the position of President of CSI for the past sixteen years.

JOE BLACK. Interim Chief Financial Officer. Mr. Black has served as CFO for CSI for 14 years, taking such position in January of 1991. He has agreed to serve until a permanent chief financial officer can be retained.

BEVERLY HAWKINS. Secretary. Ms. Hawkins served as Vice-President of CSI for a ten year period beginning in February 1989 and ending February 1999. At that time, she moved into her present position with CSI, which is Vice President of Support Services.

BILL BUCHANAN. Treasurer. Since January 1999, Mr. Buchanan has held the position of Vice-President of Engineering with CSI.

The executive officers named above have not yet entered into employment agreements with the Company. The material terms of any such employment agreements are unavailable at the time of this filing. The Company shall file an amendment to this Form 8-K with respect to this Item 5.02 containing such information within four business days after the information becomes available.

The disclosure set forth in Item 5.01 is incorporated into this Item 5.02 by this reference.

ITEM 8.01	OTHER EVENTS

On January 31, 2005, the Company issued a press release announcing the purchase of a majority interest in Company, the election of new directors and officers, and the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.2

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Computer Software Innovations, Inc. audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.

99.2	Press Release of VerticalBuyer, Inc. dated January 31, 2005 announcing purchase of majority interest in Company, new board of directors and officers and reverse stock split.

99.3	Computer Software Innovations, Inc. unaudited financial statements for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003.

Risk Factors

•

Since September 2002, the Company has been maintained as a shell company. It currently has no assets and is not engaged in business operations of any kind. The Company has no business plan currently in place. The Company’s primary value appears to be its public investor base and status as a company reporting to the Securities and Exchange Commission. Absent a merger with CSI or another operating company, or use as a vehicle for another business venture, the Company’s future and value are uncertain.

•	While a merger is contemplated between the Company and CSI, the terms of the merger remain subject to negotiation. There can be no assurance that any such merger will in fact occur.

•	The contemplated merger between the Company and CSI is predicated upon the Company’s receiving additional capital. While the Company and CSI are negotiating with a potential investor to obtain such capital, there can be no assurance that the Company will be able to obtain the necessary funding on reasonable terms.

•	Assuming that the Company and CSI obtain the additional capital they are seeking, and a merger is effected, there is no assurance that the Company’s subsequent business operations will be successful. The Company would be a relatively small player in the competitive software applications and network integration marketplace, and would be subject to the risk of a private company making the transition to being publicly-held. Also, the likelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a relatively small business of its size, the continued development of products and services, and the competitive environment in which the Company would operate.

Forward-looking statements

The Company cautions readers that the statements contained herein regarding the Company’s future business plans, operations, opportunities or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICALBUYER, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: February 4, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Computer Software Innovations, Inc. audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.

99.2	Press Release of VerticalBuyer, Inc. dated January 31, 2005 announcing purchase of majority interest in Company, new board of directors and officers and reverse stock split.

99.3	Computer Software Innovations, Inc. unaudited financial statements for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003.